                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2007

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

         Delaware                       1-14120                  52-1611421
(State or other jurisdiction   (Commission File Number)        (I.R.S. Employer
     of incorporation)                                       Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)
[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  Amendment To Articles Of Incorporation  Or Bylaws;  Change In Fiscal
            Year.

     On November 7, 2007, the Board of Directors of Blonder Tongue Laboratories,
Inc. (the "Company")  adopted and approved the First Amendment to the By-laws of the Company to amend  certain  sections of Article V of the By-laws to allow for the issuance of uncertificated  shares of the Company's capital stock. The Board of Directors adopted this amendment, which became effective on November 7, 2007, in response to new American  Stock  Exchange  listing  standards  which  require securities  listed on the  American  Stock  Exchange to be eligible for a direct registration system by January 1, 2008.

     The  foregoing  description  of  the  First  Amendment  to the  By-laws  is qualified in its  entirety by reference to the full text of the First  Amendment to the  By-laws,  a copy of which  is  attached  hereto  as  Exhibit  3.1 and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 3.1 First Amendment to the By-laws of Blonder Tongue Laboratories, Inc.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.

                                    By: /s/ Eric Skolnik
                                         Eric Skolnik
                                         Senior Vice President
                                         and Chief Financial Officer

Date: November 12, 2007

                                                                     Exhibit 3.1

                        FIRST AMENDMENT TO THE BY-LAWS OF
                        BLONDER TONGUE LABORATORIES, INC.

     This FIRST AMENDMENT TO THE BY-LAWS OF BLONDER TONGUE LABORATORIES, INC., a
Delaware corporation (the "Corporation"), is made as of this 7th day of November
2007 by the Board of  Directors  of the  Corporation  and amends the  By-laws as follows:

1.   Article  V,  Section 1 of the  By-laws,  is hereby  amended  to read in its entirety as follows:

          "Section 1. Certificates;  Uncertificated  Shares.  Shares of stock of the corporation may be certificated or uncertificated  and shall be entered in the books of the  corporation  and  registered  as they are issued.  Any certificate representing shares of stock shall be signed by, or in the name of the  corporation  by the Chairman of the Board or  President  and by the
     Secretary or Treasurer of the corporation,  certifying the number of shares
     represented  by  the   certificate   owned  by  such   stockholder  in  the
     corporation.  Within a  reasonable  period of time  after the  issuance  or transfer  of  uncertificated  stock,  the  corporation  shall  send  to the
     registered   owner  thereof  a  written   notice  that  shall  contain  the
     information  required  to be set  forth or stated  on  certificates  by the
     Certificate  of  Incorporation,  these  By-laws  or  the  Delaware  General
     Corporation  Law, as amended.  Except as  otherwise  expressly  provided by applicable law, the rights and obligations of the holders of uncertificated stock  and the  rights  and  obligations  of the  holders  of  certificates representing stock of the same class and series shall be identical."

2.   Article  V,  Section  4 of the  By-laws  is hereby  amended  to read in its entirety as follows:

          "Section  4.  Lost  Certificates.  The  Board  of  Directors  or Chief
     Executive  Officer  of the  corporation  may  direct a new  certificate  or
     certificates,   or  uncertificated  shares,  be  issued  in  place  of  any certificate or certificates  theretofore issued by the corporation  alleged to have been lost, stolen or destroyed,  upon the making of an affidavit of that fact by the person  claiming the  certificate  or  certificates  to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates,  or uncertificated shares, the Board of Directors or Chief
     Executive Officer of the corporation may, in its or his discretion and as a condition  precedent  to the  issuance  thereof,  require the owner of such lost,  stolen  or  destroyed  certificate  or  certificates,  or his  legal representative,  to advertise  the same in such manner as it shall  require and/or  give  the  corporation  a bond  in  such  sum as it may  direct  as indemnity  against any claim that may be made against the corporation  with respect to the certificate alleged to have been lost, stolen or destroyed."

3.   Article  V,  Section  5 of the  By-laws  is hereby  amended  to read in its entirety as follows:

     "Section 5. Transfer of Stock.

               (a) Upon surrender to the  corporation,  or the transfer agent of the  corporation,  of  a  certificate  for  shares  duly  endorsed  or accompanied by proper evidence of succession, assignation or authority to transfer,  it shall be the duty of the  corporation  to issue a new certificate  or evidence of the issuance of  uncertificated  shares to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

               (b) Upon the  receipt of proper  transfer  instructions  from the registered owner of uncertificated shares, it shall be the duty of the
          corporation  to  cancel  such  uncertificated   shares,  issue  a  new
          certificate  or evidence of the issuance of  uncertificated  shares to the person  entitled  thereto,  and record  the  transaction  upon its books."

                                  ---ooo0ooo---